UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   October 18, 2006
                                                        ------------------------

                            City National Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-10521                                          95-2568550
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(Commission File Number)                       (IRS Employer Identification No.)

               City National Center
400 North Roxbury Drive, Beverly Hills, California                90210
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      (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 888-6000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION and
                        REGULATION FD DISCLOSURE

                    On October 18,  2006,  City  National  Corporation  issued a press  release  reporting  its  financial  results  for  the quarter  ended  September  30,  2006.  A copy  of the  press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

                    (d) Press release dated October 18, 2006 reporting the financial results of City National Corporation for the quarter ended September 30, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CITY NATIONAL CORPORATION


October 18, 2006                                   /s/ Christopher J. Carey
                                                   -----------------------------
                                                   Christopher J. Carey
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Authorized Officer and
                                                    Principal Financial Officer)